SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No. )

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[X] Definitive Proxy Statement                       Only (as permitted by Rule 14a-6(e)(2))
[ ] Definitive Additional Materials
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                     INDEPENDENT COMMUNITY BANKSHARES, INC.
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                (Name of Registrant as Specified in Its Charter)


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    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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                          [DEFINITIVE PROXY STATEMENT]



                     INDEPENDENT COMMUNITY BANKSHARES, INC.









Dear Shareholder:

         You are cordially invited to attend the 2002 Annual Meeting of Shareholders of Independent Community Bankshares, Inc. (the "Company") to be held on Wednesday, April 17, 2002 at 10:00 a.m. at the Middleburg Community Center, 300 West Washington Street, Middleburg, Virginia.

         At the Annual Meeting, you will be asked to elect 12 directors for terms of one year each. In addition, you will be asked to approve an amendment to the Company's Articles of Incorporation to change the name of the Company to "Middleburg Financial Corporation." Enclosed with this letter are a formal notice of the Annual Meeting, a Proxy Statement and a form of proxy.

         Whether or not you plan to attend the Annual Meeting, it is important that your shares be represented and voted. Please complete, sign, date and return the enclosed proxy promptly using the enclosed postage-paid envelope. The enclosed proxy, when returned properly executed, will be voted in the manner directed in the proxy.

         We hope you will participate in the Annual Meeting, either in person or by proxy.

                                            Sincerely,

                                            /s/ Joseph L. Boling

                                            Joseph L. Boling
                                            Chairman and Chief Executive Officer



Middleburg, Virginia
March 15, 2002

                     INDEPENDENT COMMUNITY BANKSHARES, INC.
                           111 West Washington Street
                           Middleburg, Virginia 20117

                               ___________________

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                               ___________________

         The Annual Meeting of Shareholders (the "Annual Meeting") of Independent Community Bankshares, Inc. (the "Company") will be held on Wednesday, April 17, 2002 at 10:00 a.m. at the Middleburg Community Center, 300 West Washington Street, Middleburg, Virginia, for the following purposes:

         1. To elect 12 directors to serve for terms of one year each expiring at the 2003 annual meeting of shareholders;

         2.       To  approve  an  amendment  to  the   Company's   Articles  of
                  Incorporation to change the name of the Company to "Middleburg Financial Corporation;" and

         3. To act upon such other matters as may properly come before the Annual Meeting.

         Only holders of shares of Common Stock of record at the close of business on March 6, 2002, the record date fixed by the Board of Directors of the Company, are entitled to notice of, and to vote at, the Annual Meeting.


                               By Order of the Board of Directors

                               /s/ Alice P. Frazier

                               Alice P. Frazier
                               Senior Vice President and Chief Financial Officer


March 15, 2002

                     INDEPENDENT COMMUNITY BANKSHARES, INC.
                           111 West Washington Street
                           Middleburg, Virginia 20117



                                 PROXY STATEMENT


         This Proxy Statement is furnished to holders of the common stock, par value $5.00 per share ("Common Stock"), of Independent Community Bankshares, Inc. (the "Company"), in connection with the solicitation of proxies by the Board of Directors of the Company to be used at the 2002 Annual Meeting of Shareholders (the "Annual Meeting") to be held on Wednesday, April 17, 2002 at 10:00 a.m. at the Middleburg Community Center, 300 West Washington Street, Middleburg, Virginia, and any duly reconvened meeting after adjournment thereof.

         Any shareholder who executes a proxy has the power to revoke it at any time by written notice to the Secretary of the Company, by executing a proxy dated as of a later date, or by voting in person at the Annual Meeting. It is expected that this Proxy Statement and the enclosed proxy card will be mailed on or about March 15, 2002 to all shareholders entitled to vote at the Annual Meeting.

         The cost of soliciting proxies for the Annual Meeting will be borne by the Company. The Company does not intend to solicit proxies otherwise than by use of the mails, but certain officers and regular employees of the Company or its subsidiaries, without additional compensation, may use their personal efforts, by telephone or otherwise, to obtain proxies. The Company may also reimburse banks, brokerage firms and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses in forwarding proxy materials to the beneficial owners of shares of Common Stock.

         On March 6, 2002, the record date for determining those shareholders entitled to notice of and to vote at the Annual Meeting, there were 1,752,558 shares of Common Stock issued and outstanding. Each outstanding share of Common Stock is entitled to one vote on all matters to be acted upon at the Annual Meeting. A majority of the shares of Common Stock entitled to vote, represented in person or by proxy, constitutes a quorum for the transaction of business at the Annual Meeting.

         A shareholder may abstain or (only with respect to the election of directors) withhold his or her vote (collectively, "Abstentions") with respect to each item submitted for shareholder approval. Abstentions will be counted for purposes of determining the existence of a quorum. Abstentions will not be counted as voting in favor of the relevant item.

         A broker who holds shares in "street name" has the authority to vote on certain items when it has not received instructions from the beneficial owner. Except for certain items for which brokers are prohibited from exercising their discretion, a broker is entitled to vote on matters presented to shareholders without instructions from the beneficial owner. Where brokers do not have or do not exercise such discretion, the inability or failure to vote is referred to as a "broker nonvote." Under the circumstances where the broker is not permitted to, or does not, exercise its discretion, assuming proper disclosure to the Company of such inability to vote, broker nonvotes will not be counted for purposes of determining the existence of a quorum, and also will not be counted as voting in favor of the particular matter.

         The Board of Directors is not aware of any matters other than those described in this Proxy Statement that may be presented for action at the Annual Meeting. However, if other matters do properly come before the Annual Meeting, the persons named in the enclosed proxy card possess discretionary authority to vote in accordance with their best judgment with respect to such other matters.


                                  PROPOSAL ONE

                              ELECTION OF DIRECTORS

         Twelve directors will be elected at the Annual Meeting. The individuals listed below are nominated by the Board of Directors for election at the Annual Meeting. Gary D. LeClair is standing for election for the first time.

         The election of each nominee for director requires the affirmative vote of the holders of a plurality of the shares of Common Stock cast in the election of directors. If the proxy is executed in such manner as not to withhold authority for the election of any or all of the nominees for directors, then the persons named in the proxy will vote the shares represented by the proxy for the election of the 12 nominees named below. If the proxy indicates that the shareholder wishes to withhold a vote from one or more nominees for director, such instructions will be followed by the persons named in the proxy.

         Each nominee has consented to being named in this Proxy Statement and has agreed to serve if elected. The Board of Directors has no reason to believe that any of the nominees will be unable or unwilling to serve. If, at the time of the Annual Meeting, any nominee is unable or unwilling to serve as a director, votes will be cast, pursuant to the enclosed proxy, for such substitute nominee as may be nominated by the Board of Directors. There are no current arrangements between any nominee and any other person pursuant to which a nominee was selected. No family relationships exist among any of the directors or between any of the directors and executive officers of the Company.

         The following biographical information discloses each nominee's age and business experience in the past five years and the year that each individual was first elected to the Board of Directors of the Company or previously to the Board of Directors of The Middleburg Bank (the "Bank"), the predecessor to and now a wholly owned subsidiary of the Company.

                Nominees for Election for Terms Expiring in 2003

Howard M. Armfield, 59, has been a director since 1984.
         Mr. Armfield is President and owner of Armfield, Harrison & Thomas, Inc., an independent insurance agency in Leesburg, Virginia.

Joseph L. Boling, 57, has been a director since 1993.
         Mr. Boling has been the Chairman, President and Chief Executive Officer of the Company and the Bank since 1997. From 1993 to 1997, he was President and Chief Executive Officer of the Company and the Bank.

Childs Frick Burden, 51, has been a director since 1997.
         Mr. Burden is a partner with Secor Group, an investment firm in Washington, D.C.

J. Lynn Cornwell, Jr., 77, has been a director since 1984.
         Mr. Cornwell is currently retired. Until August 2000, he had served as President and was owner of J. Lynn Cornwell, Inc., a real estate development company in Loudoun County.

William F. Curtis, 73, has been a director since 1962.
         Mr. Curtis is currently retired. Until February 1993, he had served as President and Chief Executive Officer of the Bank for 25 years.

Robert C. Gilkison, 66, has been a director since 1999.
         Mr. Gilkison is President of Gilkison Patterson Investment Advisors, Inc. ("GPIA"), an investment advisory firm based in Alexandria, Virginia.

C. Oliver Iselin, III, 72, has been a director since 1975.
         Mr. Iselin is owner and operator of the Wolver Hill Farm.

Gary D. LeClair, 46, has been a director since 2001.
         Mr. LeClair is Chairman of the law firm of LeClair Ryan, A Professional Corporation, in Richmond, Virginia.

Thomas W. Nalls, 60, has been a director since 1997.
         Mr. Nalls is a partner with the law firm of Reed Smith LLP (formerly Hazel & Thomas, P.C.) in Leesburg, Virginia.

John Sherman, 61, has been a director since 1997.
         Mr. Sherman is owner and operator of The Ashby Inn in Paris, Virginia.

Millicent W. West, 80, has been a director since 1975.
         Ms. West has served in many volunteer positions in the Garden Club of America and Garden Club of Virginia.

Edward T. Wright, 65, has been a director since 1972.
         Mr. Wright retired as Senior Vice President of the Bank in 1998 after 42 years of service.

         THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR THE NOMINEES SET FORTH ABOVE.

Executive Officers Who Are Not Directors

         John Mason L. Antrim (Age 52) has served as President and Chief Executive Officer of The Tredegar Trust Company, a subsidiary of the Company ("Tredegar"), since May 2001. From 1995 to May 2001, he served as Vice President
- Trust Administration of Tredegar.

         Alice P. Frazier (Age 37) has served as Executive Vice President and Chief Financial Officer of the Company and the Bank since May 2001. From 1993 to 2001, she was Senior Vice President and Chief Financial Officer of the Company and the Bank.

         Arch A. Moore, III (Age 50) has served as Executive Vice President and Senior Loan Officer of the Bank since May 2001. From 1995 to 2001, he was Senior Vice President and Senior Loan Officer of the Bank.

Security Ownership of Management

         The following table sets forth, as of February 22, 2002, certain information with respect to beneficial ownership of shares of Common Stock by each of the members of the Board of Directors, by each of the executive officers named in the "Summary Compensation Table" below (the "named executive officers") and by all directors and executive officers as a group. Beneficial ownership includes shares, if any, held in the name of the spouse, minor children or other relatives of a director living in such person's home, as well as shares, if any, held in the name of another person under an arrangement whereby the director or executive officer can vest title in himself at once or at some future time.

Name                                        Number of Shares         Percent of Class (%)
----                                        ----------------         --------------------
John Mason L. Antrim (1)                          6,672                         *
Howard M. Armfield                               17,004                         *
Joseph L. Boling (1)                             51,901                      2.96
Childs Frick Burden                               9,860                         *
J. Lynn Cornwell, Jr.                             4,144                         *
William F. Curtis (2)                           112,128                      6.40
Alice P. Frazier (1)                             20,744                      1.18
Robert C. Gilkison                                3,000                         *
C. Oliver Iselin, III                            45,733                      2.62
Gary D. LeClair                                   2,789                         *
Arch A. Moore, III (1)                           20,173                      1.15
Thomas W. Nalls                                     850                         *
John Sherman                                      1,008                         *
Millicent W. West                               230,376                     13.15
Edward T. Wright                                 50,810                      2.90

Directors and executive officers
   as a group (15 persons) (1)                  577,192                     32.93

________________
* Percentage of ownership is less than one percent of the outstanding shares of Common Stock.
(1) Amounts disclosed include shares of Common Stock issuable upon the exercise of stock options exercisable within 60 days of February 22, 2002.
(2) Amount disclosed include shares of Common Stock beneficially owned by a trust of which Mr. Curtis serves as trustee.

Security Ownership of Certain Beneficial Owners

         The following table sets forth, as of February 22, 2002, certain information with respect to the beneficial ownership of shares of Common Stock by each person who owns, to the Company's knowledge, more than five percent of the outstanding shares of Common Stock.

Name and Address                     Number of Shares       Percent of Class (%)
----------------                     ----------------       --------------------

Millicent W. West                        230,376                   13.15
  P.O. Box 236
  Upperville, Virginia

William F. Curtis (1)                    112,128                    6.40
  3618 Zulla Road
  The Plains, Virginia
_________________________
(1) Amounts disclosed include shares of Common Stock beneficially owned by a trust of which Mr. Curtis serves as trustee.


Section 16(a) Beneficial Ownership Reporting Compliance

         Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's directors and executive officers, and any persons who own more than 10% of the outstanding shares of Common Stock, to file with the Securities and Exchange Commission ("SEC") reports of ownership and changes in ownership of Common Stock. Directors and executive officers are required by SEC regulations to furnish the Company with copies of all Section 16(a) reports that they file. Based solely on review of the copies of such reports furnished to the Company or written representation that no other reports were required, the Company believes that, during fiscal year 2001, all filing requirements applicable to its officers and directors were complied with, except that each of Gary D. LeClair, a director, and John Mason L. Antrim, the President and Chief Executive Officer of Tredegar, inadvertently failed to file a report on Form 3. Corrective filings will be made.

The Board of Directors and its Committees

         There were 12 meetings of the Board of Directors in 2001. Each incumbent director attended greater than 75% of the aggregate number of meetings of the Board of Directors and meetings of committees of which the director was a member in 2001.

         The Company's Executive Committee, which acts for the Board of Directors when the Board is not in session, consists of Mrs. West and Messrs. Armfield, Boling, Burden, Cornwell and Nalls. The Executive Committee met seven times during the year ended December 31, 2001.

         The Company's Audit Committee consists of Mrs. West and Messrs. Armfield, Burden, Iselin, Sherman and Wright. The Audit Committee is responsible for examining the affairs of the Company and its subsidiaries at least annually, reporting the results of examinations and recommending changes in the manner of doing business. The Audit Committee held four meetings during the year ended December 31, 2001. Additional information with respect to the Audit Committee is discussed below under "Audit Information."

         The Company's Nominating Committee consists of Mrs. West and Messrs. Boling, Curtis, Iselin and Sherman and nominates the individuals proposed for election as directors. Shareholders entitled to vote for the election of directors may nominate candidates for consideration by the Nominating Committee under procedures that the Company has established. See "Proposals for 2003 Annual Meeting of Shareholders." The Nominating Committee met two times during the year ended December 31, 2001.

         The Company does not have a standing compensation committee.

Director Compensation

         As compensation for his or her service to the Company, each member of the Board of Directors receives a fee of $400 for each meeting of the Board and $300 for each committee meeting attended. Board members who are also officers do not receive any additional compensation above their regular salary for attending committee meetings. In 2001, directors received $106,400 in the aggregate as compensation for their services as directors.

Executive Compensation

         The following table shows, for the fiscal years ended December 31, 2001, 2000 and 1999, the cash compensation paid by the Company and its subsidiaries, as well as certain other compensation paid or accrued for those years, to each of the named executive officers in all capacities in which he or she served:

                           Summary Compensation Table
                                                                                                       Long Term
                                                                                                      Compensation
                                                               Annual Compensation                    ------------
                                                               -------------------                     Securities
             Name and                                                              Other Annual        Underlying
        Principal Position             Year       Salary ($)      Bonus ($)      Compensation ($)     Options (#)
        ------------------             ----       ----------      ---------      ----------------     -----------
Joseph L. Boling                       2001         258,500         50,000              *                     --
Chairman, President and                2000         235,000         25,000              *                 10,000
   Chief Executive Officer             1999         213,990         35,000              *                 10,075

John Mason L. Antrim (1)               2001         107,115             --              *                     --
President and Chief Executive
   Officer, The Tredegar Trust
   Company

Alice P. Frazier                       2001         123,386         18,068              *                     --
Executive Vice President and           2000         115,259          5,868              *                  4,000
   Chief Financial Officer             1999          83,825          5,334              *                  4,075

Arch A. Moore, III                     2001         139,895         18,870              *                     --
Executive Vice President and           2000         126,881          8,213              *                  4,000
   Senior Loan Officer, The            1999         117,497          8,224              *                  4,075
   Middleburg Bank

__________________
* All benefits that might be considered of a personal nature did not exceed the lesser of $50,000 or 10% of total annual salary and bonus.
(1) Mr. Antrim became an executive officer of the Company in May 2001. The amounts shown for 2001 include all compensation paid to Mr. Antrim by the Company from January 1, 2001.

Stock Options

         The Company did not grant any stock options to the named executive officers in the year ended December 31, 2001. In addition, the named executive officers did not exercise any stock options during 2001. The following table sets forth the amount and value of stock options held by the named executive officers as of December 31, 2001:

                          Fiscal Year End Option Values

                                               Number of
                                        Securities Underlying                  Value of Unexercised
                                        Unexercised Options at                  In-the-Money Options
                                          Fiscal Year End (#)               at Fiscal Year End ($)(1)
                                          -------------------               -------------------------
Name                                Exercisable       Unexercisable       Exercisable      Unexercisable
----                                -----------       -------------       -----------      -------------
Joseph L. Boling                        44,775            5,300              669,430           71,395

John Mason L. Antrim                     3,015            1,060               36,546           14,279

Alice P. Frazier                        19,955            2,120              305,267           28,558

Arch A. Moore, III                      19,955            2,120              305,267           28,558

______________________
(1) The value of in-the-money options at fiscal year end was calculated by determining the difference between the closing price of a share of Common Stock as reported on the Nasdaq SmallCap Market on December 31, 2001 and the exercise price of the options.


Employment Agreements

         Effective as of January 1, 1998, the Company and Joseph L. Boling entered into an employment contract that provides for Mr. Boling's service as Chairman, President and Chief Executive Officer of both the Company and the Bank. Mr. Boling's employment contract is for five years at an initial base annual salary of $191,408, and he is eligible for base salary increases and bonuses as determined by the Executive Committee of the Board of Directors. Mr. Boling's employment may be terminated by the Company with or without cause. If he resigns for "good reason" or is terminated without "cause" (as those terms are defined in the employment agreement), however, he is entitled to salary and certain benefits for the greater of the remainder of his contract or three years. Mr. Boling's contract also contains a covenant not to compete if his employment terminates for any reason other than a change in control of the Company.

         A deferred compensation plan has been adopted for the Chairman and Chief Executive Officer. Benefits are to be paid in monthly installments for 15 years following retirement or death. The agreement provides that, if employment is terminated for reasons other than death or disability prior to age 65, the amount of benefits would be reduced. The deferred compensation expense for 2001, 2000 and 1999, based on the present value of the retirement benefits, was $23,687, $18,716 and $16,936, respectively. The plan is unfunded. However, life insurance has been acquired on the life of the employee in an amount sufficient to discharge the obligation.

Transactions with Management

         Robert C. Gilkison, a director of the Company, is President of GPIA and the owner of 49.5% of its capital stock. On August 9, 1999, the Company purchased 100 shares of the capital stock of GPIA, which represents one percent of the issued and outstanding capital stock of GPIA. In connection with this purchase, the Company also purchased the option to acquire GPIA on or after July 1, 2001. The Company paid $1.2 million for the option to acquire GPIA. If the option to acquire GPIA is exercised, the Company will purchase all of the remaining issued and outstanding shares of GPIA's capital stock for an additional $4.8 million in cash and shares of Common Stock.

         Some of the directors and officers of the Company are at present, as in the past, customers of the Company and its subsidiaries, and the Company and its subsidiaries has had, and expects to have in the future, banking transactions in the ordinary course of its business with directors, officers, principal shareholders and their associates, on substantially the same terms, including interest rates and collateral on loans, as those prevailing at the same time for comparable transactions with others. These transactions do not involve more than the normal risk of collectibility or present other unfavorable features. The balance of loans to directors, executive officers and their associates totaled $2,550,486 at December 31, 2001, or 12.98% of the Company's equity capital at that date.

         There were no transactions during 2001 between the Company's directors or officers and the Company's retirement or profit sharing plans, nor are there any proposed transactions. Additionally, there are no legal proceedings to which any director, officer or principal shareholder, or any affiliate thereof, is a party that would be material and adverse to the Company.


                                  PROPOSAL TWO

                            APPROVAL OF AN AMENDMENT
                        TO THE ARTICLES OF INCORPORATION

         The Board of Directors has approved, subject to shareholder approval, an amendment to the Company's Articles of Incorporation to change the name of the Company to "Middleburg Financial Corporation." The amendment amends Article I of the Company's Articles of Incorporation in its entirety to read as follows:

                                    ARTICLE I
                                      NAME

         The name of the corporation is Middleburg Financial Corporation.

         The Board of Directors believes that the proposed name change is appropriate at this time based on the direction of the Company over the past 10 years and the expected direction of the Company in the future. The Company's current name, which was adopted when the Bank reorganized into a holding company structure in 1994, is consistent with the name of a single or multi-bank holding company. Through Tredegar, its affiliation with GPIA and the expansion of the Bank's services, however, the Company has seen growth outside of the traditional products and services of a bank and now provides a wide range of financial services. The Company expects to offer additional financial products in the future, through Tredegar, GPIA and the Bank, and will continue to explore growth opportunities in that direction. The new name is intended to reflect the operational position and organizational focus of the Company and to be consistent with the strengths of the Company's subsidiaries and affiliations. The adoption of the "Middleburg" name specifically is designed to strengthen the link of the Company's name to its commitment to personal service and financial integrity, as reflected in the Company's commitment to its market area over the past 78 years.

         The proposed amendment of the Company will not affect the rights of shareholders. Shareholders will not need to exchange any of their stock certificates in connection with the name change. Certificates representing shares of Common Stock of "Independent Community Bankshares, Inc." will represent the same number of shares of Common Stock of "Middleburg Financial Corporation" after the name change is effective.

         The Company has applied to change the trading symbol of the Common Stock on the Nasdaq SmallCap Market from "ICBX" to "MBRG," subject to shareholder approval of the proposed amendment.

         THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE IN FAVOR OF THE AMENDMENT TO THE ARTICLES OF INCORPORATION. AN AFFIRMATIVE VOTE OF A MAJORITY OF THE OUTSTANDING SHARES OF COMMON STOCK IS REQUIRED FOR APPROVAL OF THIS PROPOSAL.


                         INDEPENDENT PUBLIC ACCOUNTANTS

         The Board of Directors has appointed the firm of Yount, Hyde & Barbour, P.C. as independent public accountants to audit the consolidated financial statements of the Company for the fiscal year ending December 31, 2002. Yount, Hyde & Barbour, P.C. has audited the financial statements of the Company and the Bank for over 25 years.

         Representatives of Yount, Hyde & Barbour, P.C. are expected to be present at the Annual Meeting, will have an opportunity to make a statement, if they desire to do so, and are expected to be available to respond to appropriate questions from shareholders.


                                AUDIT INFORMATION

         The Audit Committee operates under a written charter that the Board of Directors has adopted. The members of the Audit Committee are independent as that term is defined in the listing standards of the National Association of Securities Dealers.

                     Fees of Independent Public Accountants

Audit Fees

         The aggregate amount of fees billed by Yount, Hyde & Barbour, P.C. for professional services rendered for the audit of the Company's annual financial statements for the fiscal year ended December 31, 2001, and the review of the financial statements included in the Company's Quarterly Reports on Form 10-QSB for that fiscal year was $38,900.

Financial Information System Design and Implementation Fees

         There were no fees billed by Yount, Hyde & Barbour, P.C. for professional services rendered to the Company for the fiscal year ended December 31, 2001, for the design and implementation of financial information systems.

All Other Fees

         The aggregate amount of fees billed by Yount, Hyde & Barbour, P.C. for all other non-audit services rendered to the Company for the fiscal year ended December 31, 2001 was $12,338. Other non-audit services generally include tax-related filings, specialized audits required for the Federal Home Loan Bank and the fiduciary audit of Tredegar.

                             Audit Committee Report

         Management is responsible for the Company's internal controls, financial reporting process and compliance with laws and regulations and ethical business standards. The independent auditor is responsible for performing an independent audit of the Company's consolidated financial statements in accordance with generally accepted auditing standards and issuing a report thereon. The Audit Committee's responsibility is to monitor and oversee these processes on behalf of the Board of Directors.

         In this context, the Audit Committee has reviewed and discussed with management and the independent auditors the audited financial statements. The Audit Committee has discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees). In addition, the Audit Committee has received from the independent auditors the written disclosures required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees) and discussed with them their independence from the Company and its management. Moreover, the Audit Committee has considered whether the independent auditor's provision of other non-audit services to the Company is compatible with maintaining the auditor's independence.

         In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-KSB for the fiscal year ended December 31, 2001, for filing with the SEC. By recommending to the Board of Directors that the audited financial statements be so included, the Audit Committee is not opining on the accuracy, completeness or presentation of the information contained in the audited financial statements.

                                          Audit Committee
                                               Howard M. Armfield, Jr., Chairman
                                               Childs Frick Burden
                                               C. Oliver Iselin, III
                                               John Sherman
                                               Millicent W. West
                                               Edward T. Wright
Middleburg, Virginia
February 21, 2002


                PROPOSALS FOR 2003 ANNUAL MEETING OF SHAREHOLDERS

         Under the regulations of the SEC, any shareholder desiring to make a proposal to be acted upon at the 2003 annual meeting of shareholders must cause such proposal to be received, in proper form, at the Company's principal executive offices at 111 West Washington Street, Middleburg, Virginia 20117, no later than November 15, 2002, in order for the proposal to be considered for inclusion in the Company's Proxy Statement for that meeting. The Company presently anticipates holding the 2003 annual meeting of shareholders on April 16, 2003.

         The Company's Bylaws also prescribe the procedure that a shareholder must follow to nominate directors or to bring other business before shareholders' meetings outside of the proxy statement process. For a shareholder to nominate a candidate for director at the 2003 annual meeting of shareholders, notice of nomination must be received by the Secretary of the Company not less than 60 days and not more than 90 days prior to the date of the 2003 annual meeting. The notice must describe various matters regarding the nominee and the shareholder giving the notice. For a shareholder to bring other business before the 2003 annual meeting of shareholders, notice must be received by the Secretary of the Company not less than 60 days and not more than 90 days prior to the date of the 2003 annual meeting. The notice must include a description of the proposed business, the reasons therefor, and other specified matters. Any shareholder may obtain a copy of the Company's Bylaws, without charge, upon written request to the Secretary of the Company. Based upon an anticipated date of April 16, 2003 for the 2003 annual meeting of shareholders, the Company must receive any notice of nomination or other business no later than February 15, 2003 and no earlier than January 16, 2003.


                                  OTHER MATTERS

         THE COMPANY'S 2001 ANNUAL REPORT TO SHAREHOLDERS (THE "ANNUAL REPORT"), WHICH INCLUDES A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-KSB FOR THE FISCAL YEAR ENDED DECEMBER 31, 2001 (EXCLUDING EXHIBITS) AS FILED WITH THE SEC, IS BEING MAILED TO SHAREHOLDERS WITH THIS PROXY STATEMENT. A COPY OF THE ANNUAL REPORT MAY ALSO BE OBTAINED WITHOUT CHARGE BY WRITING TO ALICE P. FRAZIER, EXECUTIVE VICE PRESIDENT AND CHIEF FINANCIAL OFFICER, WHOSE ADDRESS IS P.O. BOX 5, MIDDLEBURG, VIRGINIA 20118. THE ANNUAL REPORT IS NOT PART OF THE PROXY SOLICITATION MATERIALS.

                           [DEFINITIVE FORM OF PROXY]

                     Independent Community Bankshares, Inc.

               Proxy Solicited on Behalf of the Board of Directors

     The undersigned hereby appoints Arch A. Moore, III and Alice P. Frazier, jointly and severally, proxies, with full power to act alone, and with full power of substitution, to represent the undersigned and to vote, as designated below and upon any and all other matters that may properly be brought before such meeting, all shares of Common Stock that the undersigned would be entitled to vote at the Annual Meeting of Shareholders of Independent Community Bankshares, Inc., a Virginia corporation (the "Corporation"), to be held at the Middleburg Community Center, 300 West Washington Street, Middleburg, Virginia, on Wednesday, April 17, 2002 at 10:00 a.m., local time, or at any adjournments thereof, for the following purposes:

               (Continued and to be signed on the reverse side.)




                 Please Detach and Mail in the Envelope Provided


[X]   Please mark your
      vote as in this
      example.

                      FOR                   WITHHOLD
               nominees listed at           AUTHORITY
            right (except as written     to vote for all
               on the line below)    nominees listed at right
1. To elect as        [ ]                      [ ]              Nominees:
   directors the 12
   persons listed                                               Howard M. Armfield    C. Oliver Iselin, III
   as nominees at                                               Joseph L. Boling      Gary D. LeClair
   right.                                                       Childs Frick Burden   Thomas W. Nalls
                                                                J. Lynn Cornwell, Jr. John Sherman
                                                                William F. Curtis     Millicent W. West
                                                                Robert C. Gilkison    Edward T. Wright

(INSTRUCTION: To withhold authority to vote for any individual nominee listed at right, write that nominee's name on the space provided below.)


_____________________________________________________


                                                  FOR       AGAINST      ABSTAIN
2. To approve an amendment to the                 [ ]         [ ]          [ ]
   Corporation's Articles of Incorporation to change the name of the Corporation to "Middleburg Financial Corporation."

3. In their discretion, the proxies are authorized to vote upon any other business that may properly come before the meeting, or any adjourn-ment thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE SHAREHOLDER. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR ALL NOMINEES LISTED IN ITEM 1 AND FOR ITEM 2.

PLEASE MARK, SIGN, DATE AND RETURN PROMPTLY

Printed name:_____________________Signature_____________________Signature_____________________Date______, 2002
NOTE: (If signing as Attorney, Adminsitrator, Executor, Guardian or Trustee, please add your title as such.)